EXHIBIT 99.2

       Certification of Chief Financial Officer of clickNsettle.com, Inc.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-QSB (the "Form 10-QSB") for the quarter ended September 30, 2002 of clickNsettle.com, Inc. (the "Issuer").

I, Patricia Giuliani-Rheaume, the Chief Financial Officer of Issuer, certify that:

      (iii) the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (iv) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:  November 12, 2002


                                        /s/ Patricia Giuliani-Rheaume
                                        -----------------------------
                                        Patricia Giuliani-Rheaume - Vice
                                        President, Chief Financial Officer
                                        and Treasurer